Exhibit 99.1

EXECUTION COPY

FIFTH AMENDMENT

FIFTH AMENDMENT, dated as of April 13, 2007 (this “Amendment”), to the Credit Agreement, dated as of December 17, 2004 (as amended by the First Amendment, dated as of November 2, 2005, the Second Amendment, dated as of February 3, 2006, the Third Amendment, dated as of October 30, 2006, the Fourth Amendment and Waiver, dated as of December 28, 2006, this Amendment and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among PETROLEUM HEAT AND POWER CO., INC., a Minnesota corporation (the “Borrower”), the other Loan Parties party thereto, the several lenders from time to time parties thereto (collectively, the “Lenders”), JPMORGAN CHASE BANK, N.A., as an LC Issuer and as Agent (in such capacity, the “Agent”), BANK OF AMERICA, N.A. and WACHOVIA BANK, NATIONAL ASSOCIATION, as co-syndication agents, and CITIZENS BANK OF MASSACHUSETTS and GENERAL ELECTRIC CAPITAL CORPORATION, as co-documentation agents.

W I T N E S S E T H :

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement in the manner provided for herein; and

WHEREAS, the Lenders are willing to agree to the requested amendments;

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein (and in the recitals hereto) as defined terms are so used as so defined.

2. Amendments to Article I of the Credit Agreement. Article I of the Credit Agreement is hereby amended by amending and restating clauses (d), (f), (l) and (m) of the definition of “Permitted Acquisition” to read in their entireties as follows:

“(d) if the consideration for such Acquisition is greater than $5,000,000, as soon as available, but not less than ten days prior to such Acquisition, the Borrower Representative has provided the Lenders (i) notice of such Acquisition and (ii) a copy of all business and financial information reasonably requested by the Agent, including pro forma historical and projected financial information and cash flow and Availability calculations provided in a manner reasonably acceptable to the Agent;

(f) the purchase price of such Acquisition does not exceed $25,000,000;

(l) the New Parent Indenture Fixed Charge Coverage Ratio, determined on a pro forma basis for such Acquisition in accordance with the New Parent Indenture, shall be greater than 1.25 to 1.00 for the most recently completed 12-month period;

(m) the Borrower Representative shall certify (and provide the Agent with a pro forma calculation in form and substance reasonably satisfactory to the Agent), on its behalf and on behalf of the Borrower, to the Agent and the Lenders that, after giving effect to the completion of such Acquisition, Availability was not less than $30,000,000 for any period of three consecutive days during the 12-month period ending on the date on which such Acquisition was consummated in each case on a pro forma basis which includes all consideration given in connection with such Acquisition, other than Capital Stock of the Borrower delivered to the seller(s) in such Acquisition, as having been paid in cash at the time of making such Acquisition; and”

3. Representations and Warranties. On and as of the date hereof, each of the Borrower and the other Loan Parties hereby confirms, reaffirms and restates in all material respects the representations and warranties set forth in Article V of the Credit Agreement, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower or such Loan Party hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

4. Effectiveness of Amendment. This Amendment shall become effective (the “Amendment Effective Date”) upon as of the date of receipt by the Agent of (a) counterparts of this Amendment duly executed by the Borrower, the other Loan Parties and each of the Lenders, submitted by facsimile or electronic submission and (b) all other fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel) in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

5. Reference to and Effect on Loan Documents. On and after the Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Except as expressly amended herein, all of the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or to prejudice any other right or rights which the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

6. Expenses. The Borrower agrees to pay and reimburse the Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

7. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

EXECUTION COPY

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

BORROWER:

PETROLEUM HEAT AND POWER CO., INC.

By:
Name:
Title:

OTHER LOAN PARTIES:

STAR GAS FINANCE COMPANY
KESTREL HEAT, LLC
STAR/PETRO, INC.
PETRO HOLDINGS, INC.
MEENAN OIL CO., INC.
MEENAN HOLDINGS OF NEW YORK, INC.
REGIONOIL PLUMBING, HEATING AND COOLING CO., INC.
PETRO PLUMBING CORPORATION
MAXWHALE CORP.
ORTEP OF PENNSYLVANIA, INC.
RICHLAND PARTNERS, LLC
COLUMBIA PETROLEUM TRANSPORTATION, LLC
PETRO, INC.
MAREX CORPORATION
A.P. WOODSON COMPANY

By:
Name:
Title:

STAR GAS PARTNERS, L.P.

By: KESTREL HEAT, LLC, its General Partner

By:
Name:
Title:

MEENAN OIL CO. L.P.

By: MEENAN OIL CO., INC., its General Partner

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A , as an LC Issuer,
Agent, Collateral Agent and Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as Lender

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Lender

By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as Lender

By:
Name:
Title:

CITIZENS BANK OF MASSACHUSETTS, as Lender

By:
Name:
Title:

WELLS FARGO FOOTHILL, LLC, as Lender

By:
Name:
Title:

SOCIETE GENERALE, as Lender

By:
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION, as LC Issuer and Lender

By:
Name:
Title:

ALLIED IRISH BANKS, P.L.C., as Lender

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:
Name:
Title:

CITIBANK, N.A., as Lender

By:
Name:
Title:

ISRAEL DISCOUNT BANK OF NEW YORK, as Lender

By:
Name:
Title:

By:
Name:
Title:

RZB FINANCE LLC, as Lender

By:
Name:
Title:

By:
Name:
Title:

BANK LEUMI USA, as Lender

By:
Name:
Title:

By:
Name:
Title: